                               Exhibit 17(b)(vii)

         Semi-Annual Report for the semi-annual period ended March 31,
                2001 for the FAF Money Market Funds (Government
              Obligations, Prime Obligations, Tax Free Obligations
                        and Treasury Obligations Funds)

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)



MONEY MARKET
        FUNDS



SEMIANNUAL REPORT
              2001





FIRST AMERICAN
FUNDS, INC.

FIRST AMERICAN

          FAMILY OF FUNDS




INVESTMENTS FOR EVERY GOAL

FIRST AMERICAN FUNDS OFFER A FULL RANGE OF INVESTMENT STRATEGIES TO HELP YOU CREATE A PERSONALIZED, DIVERSIFIED PORTFOLIO. WITH OUR DISCIPLINED FOCUS ON CONSISTENT, COMPETITIVE PERFORMANCE AND HIGHLY DEVELOPED TEAM APPROACH TO INVESTMENT DECISION MAKING, FIRST AMERICAN FUNDS CAN HELP BUILD A WINNING STRATEGY FOR ANY INVESTOR.


         HIGHER RISK   (o)
AND RETURN POTENTIAL    |
                        |
                       (*) EQUITY FUNDS
                        |
                        |
                       (*) FUNDS OF FUNDS
                        |
                        |
                       (*) BOND FUNDS
                        |
                        |
                       (*) TAX FREE BOND FUNDS
                        |
                        |
                       (*) MONEY MARKET FUNDS
                        |
                        |    Government Obligations
                        |    Prime Obligations
                        |    Tax Free Obligations
                        |    Treasury Obligations
                        |
          LOWER RISK   (o)
AND RETURN POTENTIAL



TABLE OF CONTENTS
--------------------------------------------------------------------------------
Message to Shareholders                                                  1
--------------------------------------------------------------------------------
Statements of Net Assets                                                 2
--------------------------------------------------------------------------------
Statements of Operations                                                11
--------------------------------------------------------------------------------
Statements of Changes in Net Assets                                     12
--------------------------------------------------------------------------------
Financial Highlights                                                    14
--------------------------------------------------------------------------------
Notes to Financial Statements                                           18
--------------------------------------------------------------------------------


An investment in money market funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.


NOT FDIC INSURED  NO BANK GUARANTEE  MAY LOSE VALUE

MESSAGE TO SHAREHOLDERS  March 31, 2001



DEAR SHAREHOLDERS:

On behalf of the board of directors of First American Funds, thank you for the opportunity to manage your mutual fund investments. Whether you are a new or a long-term investor in our fund family, we take our role of helping you achieve your investment goals very seriously.

No matter how long you've been an investor, the last six months have probably been hard for you to stomach. After many years of strong economic growth and bull stock markets moving seemingly forever upward, investors suffered a rude awakening in 2000. The bubble burst for the technology sector early in the year after companies slowed tech spending after ramping up in 1999 for Y2K and the Internet. In addition, a series of interest rate hikes by the Federal Reserve aimed at slowing the economy culminated in the summer of 2000.

After stock markets across the board were volatile in the first three quarters of 2000, the beginning of this shareholder report's six-month reporting period--October 1, 2000--marked a distinct downward trend in all major stock market indices including the Nasdaq Composite, the S&P 500 Index and the Dow Jones Industrial Average (the Dow).

In an effort to bring the economy back in check, the Federal Reserve cut interest rates twice in January of this year, once in March, and once in April after the reporting period for a total of 2.0%. These interest rate cuts pushed yields much lower for shorter maturity investments. Unlike this time last year when the yield curve was inverted, the yield curve is now positively sloped (i.e. longer maturities are yielding more than shorter maturities). In fact, the yield curve's current steepness, as measured by the difference between 10-year and two-year maturities, is at its widest since the end of 1998.

This lower interest-rate environment has reduced yields on money market funds. However, many investors are using money market funds as a holding spot for their cash while evaluating buying opportunities in the stock market. As markets shift quickly, and sometimes recover quickly as well, it is important to have your assets diversified and to keep them invested. And although it is hard to do when markets are down, keep in mind that market corrections offer a buying opportunity as well.

Within this report, you'll find financial statements on the First American money market funds during the past six months, plus a complete list of fund holdings.

In closing, we encourage you to talk to your investment executive today if you feel like you are seeing more volatility in your overall portfolio than you prefer. Our goal at First American is to not only help you achieve your investment goals, but to help you feel safe, confident, and secure along the way.

Thank you for the trust you have placed in First American Funds.

Sincerely,


/s/ Virginia L. Stringer       /s/ Paul A. Dow

Virginia L. Stringer           Paul A. Dow, CFA

Chairperson                    Chief Investment Officer
First American Funds, Inc.     U.S. Bancorp Piper Jaffray Asset Management, Inc.


                             FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      1)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

GOVERNMENT OBLIGATIONS FUND
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 47.2%
Export-Import Bank (A) (B)
     5.409%, 04/15/01                                  $   6,974    $    6,974
FFCB
     7.181%, 05/18/01                                     12,000        11,895
FHLB
     5.303%, 04/02/01                                     75,000        74,989
     5.379%, 04/15/01 (A)                                100,000        99,974
     6.500%, 09/19/01                                     10,000         9,996
     6.100%, 12/28/01                                     10,000        10,067
     4.537%, 01/18/02                                     16,628        16,039
     4.875%, 01/22/02                                     15,000        15,020
     5.300%, 01/25/02                                      7,000         7,011
     4.900%, 02/07/02                                     20,000        19,994
     6.750%, 02/15/02                                     55,000        55,852
FHLMC
     5.370%, 04/26/01                                     20,000        19,907
     6.916%, 06/08/01                                     15,000        14,817
     5.750%, 06/15/01                                     21,423        21,397
     6.639%, 09/13/01                                     10,000         9,715
     5.119%, 01/03/02                                     14,500        13,957
FNMA
     4.983%, 04/02/01 (A)                                 63,961        63,958
     4.985%, 04/02/01 (A)                                 50,000        49,992
     5.180%, 04/02/01 (A)                                100,000        99,965
     5.080%, 04/05/01                                     20,000        19,986
     6.450%, 04/23/01                                      5,000         5,000
     6.600%, 05/04/01                                     16,400        16,398
     4.895%, 05/31/01                                     20,000        19,791
     6.850%, 07/13/01                                     10,000        10,009
     6.500%, 11/14/01                                     15,000        15,001
     6.625%, 01/15/02                                     10,000        10,110
     4.880%, 02/08/02                                     10,000         9,576
     5.375%, 03/15/02                                     27,398        27,549
SLMA (A)
     4.785%, 04/03/01                                     50,000        49,994
     4.805%, 04/03/01                                     50,000        49,990
                                                                   -------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
     (Cost $854,923)                                                   854,923
                                                                   -------------
OTHER U.S. GOVERNMENT OBLIGATIONS -- 10.5%
Nebhelp (LOC: SLMA)
     5.053%, 04/02/01                                     51,239        51,232
     5.174%, 04/03/01                                     37,178        37,167
     5.215%, 04/04/01                                     24,199        24,189
     4.937%, 04/05/01                                     18,727        18,717
     4.929%, 04/06/01                                     42,082        42,053
New Hampshire Higher Education Loan (LOC: SLMA)
     5.145%, 04/12/01                                     16,908        16,882
                                                                   -------------
TOTAL OTHER U.S. GOVERNMENT OBLIGATIONS
     (Cost $190,240)                                                   190,240
                                                                   -------------
REPURCHASE AGREEMENTS -- 42.5%
CS First Boston
     5.350%, dated 03/30/01, matures 04/02/01,
     repurchase price $425,126,319 (collateralized
     by U.S. Government Obligations: total market
     value $441,366,818)                                 425,000       425,000

GOVERNMENT OBLIGATIONS FUND (CONCLUDED)
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
Goldman Sachs
     5.340%, dated 03/30/01, matures 04/02/01,
     repurchase price $85,025,217 (collateralized
     by U.S. Government Obligations: total market
     value $86,700,194)                                $  85,000    $   85,000
Lehman Brothers
     5.300%, dated 03/30/01, matures 04/02/01,
     repurchase price $261,552,990 (collateralized
     by U.S. Government Obligations: total market
     value $266,693,668)                                 261,476       261,476
                                                                   -------------
TOTAL REPURCHASE AGREEMENTS
     (Cost $771,476)                                                   771,476
                                                                   -------------
TOTAL INVESTMENTS -- 100.2%
     (Cost $1,816,639)                                               1,816,639
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%) (C)                         (4,265)
                                                                   -------------
NET ASSETS:
Portfolio Capital -- Class A ($.01 par value --
     20 billion authorized) based on
     483,783,111 outstanding shares                                    483,751
Portfolio Capital -- Class D ($.01 par value --
     20 billion authorized) based on
     409,737,782 outstanding shares                                    409,738
Portfolio Capital -- Class Y ($.01 par value --
     20 billion authorized) based on
     919,010,837 outstanding shares                                    919,011
Undistributed net investment income                                          4
Accumulated net realized loss on investments                              (130)
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                          $1,812,374
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class A                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class D                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                          $1.00
                                                                   -------------

(A) Variable Rate Security -- the rate reported on the Statement of Net Assets is the rate in effect as of March 31, 2001. The date shown is the next reset date.

(B) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

(C) Other assets and liabilities representing greater than 5 percent of the total net assets include the following amounts (000):

      Collateral received for securities loaned, at value   $485,836
      Payable upon return of securities loaned             ($485,836)

FFCB -- Federal Farm Credit Bank
FHLB -- Federal Home Loan Bank
FHLMC -- Federal Home Loan Mortgage Corporation
FNMA -- Federal National Mortgage Association
LOC -- Letter of Credit
SLMA -- Student Loan Marketing Association

The accompanying notes are an integral part of the financial statements.


(2      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

PRIME OBLIGATIONS FUND
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
COMMERCIAL PAPER -- 52.3%
BROKERAGE -- 6.4%
Goldman Sachs
     5.370%, 04/30/01                                  $ 100,000    $   99,573
     5.550%, 05/11/01                                    100,000        99,383
JP Morgan Chase
     4.820%, 05/29/01                                    100,000        99,223
Merrill Lynch
     4.980%, 05/16/01                                     80,287        79,787
Morgan Stanley Dean Witter
     5.020%, 04/03/01                                    125,000       124,965
     5.350%, 04/12/01                                    150,000       149,755
     4.950%, 06/08/01                                     75,000        74,299
Salomon Smith Barney
     5.100%, 04/02/01                                    100,000        99,986
                                                                   -------------
                                                                       826,971
                                                                   -------------
CAPTIVE FINANCE -- 1.9%
American Express Credit
     4.950%, 05/16/01                                    100,000        99,381
Ford Motor Credit
     5.010%, 05/04/01                                     45,000        44,793
     5.080%, 05/04/01                                    100,000        99,534
                                                                   -------------
                                                                       243,708
                                                                   -------------
COMMERCIAL FUNDING CORPORATIONS -- 22.8%
Asset Securitization (A)
     5.280%, 04/05/01                                     70,000        69,959
Corporate Asset Funding  (A)
     5.400%, 04/06/01                                     66,900        66,850
     5.320%, 04/16/01                                     37,000        36,918
     5.030%, 04/27/01                                    100,000        99,637
Edison Asset Securitization (Guarantor: 10% GECC) (A)
     5.280%, 04/04/01                                     75,000        74,967
     4.880%, 05/11/01                                    100,000        99,458
     4.890%, 05/18/01                                    105,770       105,095
Fleet Funding (A)
     5.270%, 04/05/01                                     34,116        34,096
     5.150%, 04/18/01                                     82,452        82,252
     5.138%, 04/20/01                                     81,341        81,122
     5.020%, 04/25/01                                     52,497        52,321
Jupiter (International Securitization) (A)
     5.278%, 04/04/01                                     73,035        73,003
     5.470%, 04/04/01                                     35,000        34,984
     5.250%, 04/09/01                                     80,000        79,907
     5.050%, 04/19/01                                     50,000        49,874
     5.040%, 04/25/01                                     50,000        49,832
     4.930%, 05/01/01                                     80,000        79,671
     4.950%, 05/03/01                                     80,420        80,066
     4.960%, 05/08/01                                     50,000        49,745
Moat Funding LLC (Guarantor: 28% Chase) (A)
     6.814%, 05/15/01                                     50,000        49,603
     5.100%, 05/30/01                                    132,296       131,190
     5.000%, 06/15/01                                    100,000        98,958
     4.810%, 06/21/01                                     30,000        29,675
     4.870%, 06/21/01                                     31,000        30,660
     4.920%, 07/13/01                                     65,000        64,085
     5.197%, 07/24/01                                     58,772        57,828
     5.050%, 08/10/01                                     30,000        29,449
Pooled Accounts Receivable Capital
     (Guarantor: 46% MBIA) (A)
     5.280%, 04/03/01                                     57,959        57,942
     5.020%, 04/12/01                                     50,000        49,923
     5.260%, 04/12/01                                     26,000        25,958
     4.940%, 04/19/01                                     49,306        49,184

PRIME OBLIGATIONS FUND (CONTINUED)
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
Pooled Accounts Receivable Capital (continued)
     4.970%, 04/24/01                                  $  50,000    $   49,841
     4.980%, 04/26/01                                     66,733        66,502
     4.820%, 06/15/01                                    115,236       114,079
Quincy Capital (A)
     5.275%, 04/02/01                                     32,156        32,151
     5.240%, 04/09/01                                     84,627        84,528
     5.190%, 04/17/01                                     68,251        68,094
     5.080%, 04/20/01                                     57,767        57,612
     4.960%, 04/26/01                                    100,000       99,656
     5.000%, 05/02/01                                    150,000       149,354
Receivables Capital (A)
     5.290%, 04/02/01                                     28,962        28,958
     5.430%, 04/02/01                                     37,207        37,201
     5.220%, 05/01/01                                     50,000        49,783
     5.000%, 05/03/01                                    132,023       131,436
                                                                   -------------
                                                                     2,943,407
                                                                   -------------
DOMESTIC BANKS -- 7.4%
Formosa Plastics (LOC: BankAmerica)
     4.920%, 06/29/01                                     21,000        20,745
Citicorp
     5.050%, 05/11/01                                    100,000        99,439
Cofco Capital (LOC: BankAmerica)
     4.990%, 04/27/01                                     38,000        37,863
Kittyhawk Funding (Guarantor: BankAmerica) (A)
     4.950%, 04/20/01                                    150,988       150,594
     4.980%, 06/08/01                                     97,248        96,333
     4.800%, 06/15/01                                     62,539        61,914
Minmetals Caps & Secs (LOC: BankAmerica)
     4.950%, 06/07/01                                     40,000        39,632
Variable Funding Capital (Guarantor: First Union) (A)
     5.270%, 04/05/01                                     50,000        49,971
     5.350%, 04/11/01                                    100,000        99,851
     5.320%, 04/19/01                                    100,000        99,734
     5.340%, 04/20/01                                     50,000        49,859
     5.320%, 04/23/01                                    100,000        99,675
     5.020%, 05/10/01                                     50,000        49,728
                                                                   -------------
                                                                       955,338
                                                                   -------------
DOMESTIC BRANCH, FOREIGN BANK -- 2.2%
Banco de Galicia Buenos Aires (LOC: Bayerische
     Hypo Vereinsbank NY)
     5.180%, 05/23/01                                     62,500        62,032
Banco de Galica y Buenos Aires (LOC: Dresdner NY)
     4.490%, 09/19/01                                    122,500       119,887
Louis Dreyfus (LOC: Bank of Montreal)
     5.290%, 04/04/01                                     50,000        49,978
Louis Dreyfus (LOC: Dresdner Bank NY)
     5.030%, 04/16/01                                     35,000        34,927
Sinochem Amern (LOC: ABN Amro NY)
     5.050%, 05/07/01                                     23,800        23,680
                                                                   -------------
                                                                       290,504
                                                                   -------------
FOREIGN FUNDING CORPORATIONS -- 1.9%
Four Winds Funding (Guarantor: 30% Commerzbank) (A)
     5.870%, 06/12/01                                     58,000        57,323
K2 USA LLC (A)
     5.200%, 04/23/01                                     16,000        15,949
     4.570%, 09/04/01                                     12,200        11,958
     4.570%, 09/10/01                                     26,500        25,955
     4.580%, 09/10/01                                     35,257        34,530
     4.550%, 10/09/01                                     22,473        21,931


                             FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      3)

STATEMENTS OF NET ASSETS March 31, 2001 (unaudited)

DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
Sigma Finance (A)
     6.683%, 06/13/01                                  $  50,000    $   49,354
     6.697%, 06/13/01                                     35,000        34,547
                                                                   -------------
                                                                       251,547
                                                                   -------------
INSURANCE -- 2.7%
Allianz America (A)
     5.350%, 04/17/01                                     23,000        22,945
     5.386%, 04/20/01                                     60,485        60,315
     5.370%, 04/27/01                                     15,000        14,942
     4.820%, 05/18/01                                     82,458        81,939
     4.870%, 05/18/01                                     62,000        61,606
     4.830%, 05/25/01                                     77,500        76,939
     4.820%, 05/30/01                                     33,310        33,047
                                                                   -------------
                                                                       351,733
                                                                   -------------
RETAIL FUNDING CORPORATIONS -- 7.0%
Bishops Gate Residential Mortgage (A)
     5.300%, 04/03/01                                     89,000        88,974
     5.280%, 04/04/01                                     89,000        88,961
     5.200%, 04/23/01                                     61,000        60,806
Emerald Certificates (MBNA Master Credit Card
     Trust II) (A)
     4.900%, 06/13/01                                     53,000        52,473
     4.950%, 06/14/01                                     23,000        22,766
     4.790%, 06/18/01                                     33,000        32,658
     4.810%, 06/20/01                                     61,117        60,464
     4.790%, 06/21/01                                     57,750        57,128
Providian Master Trust Series 1993-3 (A)
     5.400%, 04/10/01                                     20,637        20,609
     5.410%, 04/11/01                                     48,500        48,427
     4.980%, 04/16/01                                    110,436       110,207
     5.370%, 04/19/01                                     33,000        32,911
     5.400%, 04/19/01                                     18,282        18,233
     4.880%, 05/14/01                                     49,709        49,425
     4.880%, 05/15/01                                     75,000        74,553
     4.850%, 05/25/01                                     85,000        84,382
                                                                   -------------
                                                                       902,977
                                                                   -------------

TOTAL COMMERCIAL PAPER
     (Cost $6,766,185)                                               6,766,185
                                                                   -------------

CORPORATE OBLIGATIONS -- 36.1%
BROKERAGE -- 7.5%
Bear Stearns (B)
     5.565%, 04/02/01                                    200,000       200,000
     5.565%, 04/02/01                                    200,000       200,000
Goldman Sachs
     5.804%, 04/16/01 (A)(B)                              88,000        88,000
     5.489%, 05/15/01 (B)                                 80,000        80,089
     4.940%, 06/21/01 (B)                                130,000       130,000
Morgan Stanley Dean Witter (B)
     5.189%, 04/16/01                                    150,000       150,000
WFP Tower B Finance Short Term Trust
     (Guarantor: Merrill Lynch) (A) (B)
     5.694%, 04/06/01                                    115,494       115,494
                                                                   -------------
                                                                       963,583
                                                                   -------------

PRIME OBLIGATIONS FUND (CONTINUED)
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
DIVERSIFIED FINANCE -- 0.9%
Associates NA (B)
     4.856%, 06/26/01                                  $ 120,000    $  120,000
                                                                   -------------
FOREIGN FUNDING CORPORATIONS -- 16.8%
Beta Finance
     4.955%, 04/03/01 (B)                                100,000       100,000
     7.340%, 05/21/01                                     50,000        50,000
     5.370%, 01/18/02                                     50,000        49,998
     5.100%, 02/07/02                                     25,000        24,980
     5.107%, 02/20/02                                     50,000        49,999
Brahms Funding (Guarantor: Dresdner) (A)
     5.280%, 04/05/01                                    100,520       100,461
     5.491%, 04/12/01                                     90,699        90,548
Centauri (CC USA LLC)
     5.130%, 04/02/01 (A) (B)                            150,000       150,000
     4.915%, 04/03/01 (A) (B)                             88,000        87,979
     4.850%, 04/06/01 (A) (B)                            100,000       100,000
     7.130%, 05/07/01 (A)                                 50,000        50,000
Dorada Finance
     4.955%, 04/03/01 (A) (B)                            150,000       150,000
     4.535%, 04/04/02 (A)                                 50,000        50,000
     4.850%, 04/06/01 (A) (B)                            125,000       125,000
     7.440%, 05/29/01 (A)                                 50,000        50,000
     6.750%, 10/12/01 (A)                                 60,000        60,011
K2 USA LLC
     5.164%, 04/16/01 (A) (B)                            145,000       144,991
     7.440%, 04/30/01 (A)                                 25,000        25,000
     7.340%, 05/14/01 (A)                                 50,000        50,000
     5.235%, 01/14/02 (A)                                 25,000        25,000
     5.040%, 02/07/02 (A)                                 25,000        25,000
     5.280%, 02/20/02 (A)                                 50,000        50,000
     4.860%, 03/07/02                                     50,000        50,000
Sigma Finance
     5.080%, 04/02/01 (A) (B)                            100,000        99,991
     5.100%, 04/02/01 (A) (B)                             80,000        79,984
     7.490%, 05/23/01 (A)                                 50,000        50,000
     6.990%, 07/17/01 (A)                                 50,000        50,000
     7.000%, 07/17/01 (A)                                 50,000        50,000
     6.751%, 10/02/01 (A)                                 35,000        35,007
     5.340%, 01/28/02 (A)                                 50,000        50,000
Uri Trust Series 2000-1 (Guarantor: UBS AG) (A) (B)
     4.993%, 06/18/01                                    100,000       100,000
                                                                   -------------
                                                                     2,173,949
                                                                   -------------
INSURANCE -- 7.9%
AIG Life Funding Agreement (B) (C)
     5.163%, 04/02/01                                    100,000       100,000
     6.511%, 04/02/01                                    100,000       100,000
Allstate Life Insurance (B) (C)
     6.531%, 04/02/01                                    100,000       100,000
     5.876%, 04/16/01                                    100,000       100,000
Anchor National Life Insurance Investment (B) (C)
     5.250%, 04/02/01                                     75,000        75,000
Monumental Life Insurance (B) (C)
     5.431%, 04/02/01                                    400,000       400,000
Sun Life Insurance of America (B) (C)
     5.450%, 04/02/01                                     75,000        75,000
     5.500%, 04/02/01                                     75,000        75,000
                                                                   -------------
                                                                     1,025,000
                                                                   -------------

The accompanying notes are an integral part of the financial statements.


(4      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
RETAIL FUNDING CORPORATION -- 2.2%
Merrill Lynch Mortgage Investment Pass Through Certificates (A) (B)
     5.088%, 04/27/01                                  $ 280,076    $  280,076
                                                                   -------------
TELECOMMUNICATIONS -- 0.8%
BellSouth Telecommunications (B)
     5.069%, 06/05/01                                    100,000       100,000
                                                                   -------------

TOTAL CORPORATE OBLIGATIONS
     (Cost $4,662,608)                                               4,662,608
                                                                   -------------
CERTIFICATES OF DEPOSIT -- 3.1%
Bank One
     6.630%, 04/13/01                                    100,000       100,000
     7.150%, 06/29/01                                     50,000        49,995
     6.750%, 10/09/01                                     50,000        49,995
     6.700%, 10/11/01                                     50,000        49,995
     6.620%, 11/02/01                                     50,000        49,992
Citibank NY
     5.390%, 07/09/01                                    100,000       100,000
                                                                   -------------

TOTAL CERTIFICATES OF DEPOSIT
     (Cost $399,977)                                                   399,977
                                                                   -------------
YANKEE CERTIFICATES OF DEPOSIT -- 4.4%
Bayerische Landesbank NY
     5.250%, 01/23/02                                     50,000        50,000
     4.790%, 03/12/02                                     50,000        49,995
Canadian Imperial Bank  NY
     5.070%, 05/09/01                                    150,000       150,002
Commerzbank NY
     5.740%, 04/05/01                                     50,000        50,001
Rabobank Netherland NY
     5.235%, 01/14/02                                     50,000        49,998
Svenska Handelsbanken NY
     6.800%, 09/05/01                                     25,000        25,004
     5.370%, 01/16/02                                     50,000        50,000
Toronto-Dominion Bank NY
     5.660%, 04/06/01                                     48,000        48,002
UBS AG Stamford
     7.230%, 06/12/01                                     50,000        49,997
Westdeutsche Landesbank NY
     7.390%, 05/29/01                                     50,000        49,998
                                                                   -------------

TOTAL YANKEE CERTIFICATES OF DEPOSIT
     (Cost $572,997)                                                   572,997
                                                                   -------------
EURO TIME DEPOSITS -- 1.8%
Marshall & Isley Milwaukee
     5.250%, 04/02/01                                    230,114       230,114
                                                                   -------------

TOTAL EURO TIME DEPOSITS
     (Cost $230,114)                                                   230,114
                                                                   -------------
REPURCHASE AGREEMENTS -- 2.6%
CS First Boston
     5.350%, dated 03/30/01, matures 04/02/01
     repurchase price $25,007,431 (collateralized
     by U.S. Government Obligations: total market
     value $25,694,150)                                   25,000        25,000
Goldman Sachs
     5.250%, dated 03/30/01, matures 04/02/01
     repurchase price $227,846,436 (collateralized
     by U.S. Treasury Obligations: total market
     value $232,335,791)                                 227,780       227,780

PRIME OBLIGATIONS FUND (CONCLUDED)
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
Lehman Brothers
     5.300%, dated 03/30/01, matures 04/02/01
     repurchase price $88,550,065 (collateralized
     by U.S. Government Obligations: total market
     value $90,295,253)                                $  88,524    $   88,524
                                                                   -------------
TOTAL REPURCHASE AGREEMENTS
     (Cost $341,304)                                                   341,304
                                                                   -------------
TOTAL INVESTMENTS -- 100.3%
     (Cost $12,973,185)                                             12,973,185
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- (0.3%)                            (35,457)
                                                                   -------------
NET ASSETS:
Portfolio Capital -- Class A ($.01 par value --
     20 billion authorized) based on
     5,338,129,553 outstanding shares                                5,338,073
Portfolio Capital -- Class B ($.01 par value --
     20 billion authorized) based on
     6,494,579 outstanding shares                                        6,493
Portfolio Capital -- Class C ($.01 par value --
     20 billion authorized) based on
     1,889,908 outstanding shares                                        1,890
Portfolio Capital -- Class D ($.01 par value --
     20 billion authorized) based on
     652,119,146 outstanding shares                                    652,119
Portfolio Capital -- Class Y ($.01 par value --
     20 billion authorized) based on
     6,938,922,670 outstanding shares                                6,938,870
Undistributed net investment income                                        264
Accumulated net realized gain on investments                                19
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                         $12,937,728
                                                                   -------------
Net asset value, offering price and redemption
     price per share -- Class A                                          $1.00
                                                                   -------------
Net asset value, offering price and redemption
     price per share -- Class B                                          $1.00
                                                                   -------------
Net asset value, offering price and redemption
     price per share -- Class C                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class D                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                          $1.00
                                                                   -------------

(A) Security sold within the terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors". These securities have been determined to be illiquid under the guidelines established by the Board of Directors.

(B) Variable Rate Security--the rate reported on the Statement of Net Assets is the rate in effect as of March 31, 2001. The date shown is the next reset date.

(C) Private Placement Securities considered illiquid investments under guidelines established by the Board of Directors.

CC -- Chamber of Commerce
GECC -- General Electric Capital Corporation
LOC -- Letter of Credit
LLC -- Limited Liability Corporation
MBIA -- Municipal Bond Insurance Association
NA -- North America
WFP -- World Financial Properties


                             FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      5)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

TAX FREE OBLIGATIONS FUND
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
MUNICIPAL BONDS -- 94.8%
ALASKA -- 0.4%
Alaska State Housing Finance, Series 2
     (RB) (INS: MBIA) (A) (C)
     3.600%, 04/06/01                                  $   3,400    $    3,400
                                                                   -------------
ARIZONA -- 1.2%
Arizona State Transportation Board Highway,
     Sub-Series A, Pre-refunded @ 101.5 (RB) (B)
     6.550%, 07/01/01                                      5,000         5,100
Glendale (GO) (INS: FGIC)
     4.950%, 07/01/01                                      4,000         4,006
                                                                   -------------
                                                                         9,106
                                                                   -------------
DISTRICT OF COLUMBIA -- 1.3%
District of Columbia Consortium Issue (LOC:
     First Union Expires: 06/16/03) (RB) (A)
     3.450%, 04/06/01                                     10,000        10,000
                                                                   -------------
GEORGIA -- 1.4%
Dekalb County Development Authority, Pollution
     Control (GTY: General Motors) (RB) (A)
     3.600%, 04/06/01                                      9,000         9,000
Georgia State, Series C (GO)
     7.250%, 07/01/01                                      2,000         2,018
                                                                   -------------
                                                                        11,018
                                                                   -------------
IDAHO -- 2.8%
Boise Urban Renewal Agency, Capital City
     Development (LOC: BankAmerica
     Expires: 09/07/03) (RB) (A)
     3.500%, 04/06/01                                      5,215         5,215
Custer County Pollution Control Authority,
     Amoco Project (GTY: Amoco) (RB)
     4.350%, 04/01/01                                      7,000         7,000
University of Idaho Foundation Authority,
     College of Business Project (LOC:
     First Security Expires: 01/15/07) (RB) (A) (C)
     3.500%, 04/06/01                                      9,205         9,205
                                                                   -------------
                                                                        21,420
                                                                   -------------
ILLINOIS -- 9.6%
Cary Special Tax Authority, Special Service Area No. 1
     Project, Series B (LOC: American National
     Bank & Trust Expires: 05/31/02) (RB) (A)
     3.600%, 04/06/01                                      7,118         7,118
Chicago Gas Supply, Series A (GTY: Peoples Gas
     Light & Coke) (RB) (A)
     3.490%, 04/06/01                                     12,000        12,000
Chicago (GO) (A)
     3.650%, 08/09/01                                      1,500         1,500
City of Chicago, ABN AMRO Munitops 1998-3
     (COP) (INS: FGIC) (A) (C)
     3.580%, 04/06/01                                     10,000        10,000
Illinois State, ABN AMRO Munitops 2001-2
     (GO) (INS: MBIA) (A) (C)
     3.580%, 04/06/01                                      4,575         4,575

TAX FREE OBLIGATIONS FUND (CONTINUED)
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
Illinois State (GO)
     5.600%, 06/01/01                                  $   3,080    $    3,086
     5.500%, 08/01/01                                      2,000         2,008
Illinois State Development Finance Authority,
     American College of Surgeons Project (LOC:
     Northern Trust Expires: 08/31/01) (RB) (A)
     3.600%, 04/06/01                                      4,000         4,000
Illinois State Health Facilities Authority,
     Lifelink Project, Series A (LOC: American National
     Bank & Trust
     Expires: 02/16/05) (RB) (A) (C)
     3.550%, 04/06/01                                      7,750         7,750
Illinois State Health Facilities Authority (RB) (A)
     3.550%, 04/06/01                                      9,000         9,000
Illinois State Health Facilities Authority, Streeterville
     Project, Series A (LOC: Bank One
     Expires: 08/31/02) (RB) (A)
     3.550%, 04/06/01                                      3,900         3,900
Illinois State Sales Tax, Series Q (RB)
     5.400%, 06/15/01                                      1,000         1,003
Illinois State Toll Highway Authority, Series B
     (INS: FSA) (RB) (A)
     3.600%, 04/06/01                                      7,800         7,800
                                                                   -------------
                                                                        73,740
                                                                   -------------
INDIANA -- 0.3%
Evansville Economic Development Authority,
     Indiana Tube Project (LOC: Citibank
     Expires: 11/01/01) (RB) (A) (C)
     3.750%, 04/06/01                                      2,500         2,500
                                                                   -------------
KENTUCKY -- 0.5%
Clark County Pollution Control Authority,
     National Rural Project, Series J-2
     (GTY: CFC) (RB) (A)
     4.300%, 04/15/01                                      4,000         4,000
                                                                   -------------
LOUISIANA -- 2.6%
Louisiana (TECP) (INS: AMBAC)
     4.200%, 04/06/01                                     10,000        10,000
     4.350%, 04/06/01                                     10,000        10,000
                                                                   -------------
                                                                        20,000
                                                                   -------------
MAINE -- 0.3%
Maine State General Purpose (GO)
     4.750%, 06/15/01                                      2,400         2,402
                                                                   -------------
MARYLAND -- 0.4%
Anne Arundel County (GO)
     4.250%, 02/15/02                                      3,395         3,422
                                                                   -------------
MICHIGAN -- 4.8%
Hannahville Indian Community Finance & Building
     Authority, Building Program, Series A (LOC:
     National City Bank Expires: 06/15/05) (RB) (A) (C)
     3.550%, 04/06/01                                      3,400         3,400
Michigan State Hospital Finance Authority, Hospital
     Equipment Loan Program, Series A (LOC:
     National City Bank Expires: 12/15/03) (RB) (A)
     3.400%, 04/06/01                                     23,900        23,900

The accompanying notes are an integral part of the financial statements.


(6      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
Michigan State Strategic Fund, Series A8
     (GO) (INS: FGIC) (A) (C)
     3.550%, 04/06/01                                  $   9,200    $    9,200
                                                                   -------------
                                                                        36,500
                                                                   -------------
MINNESOTA -- 8.2%
Bloomington Multifamily Housing Authority,
     Rental Housing, Crow/Bloomington
     Project (LOC: Credit Suisse First Boston
     Expires: 06/30/05) (RB) (A)
     3.600%, 04/06/01                                     17,005        17,005
Eden Prairie Multifamily Housing Authority,
     Park at City West Project (LOC: Nationsbank
     Expires: 10/15/01) (RB) (A)
     3.600%, 04/06/01                                     14,905        14,905
Minnesota State (GO)
     4.750%, 05/01/01                                      5,000         5,002
University of Minnesota, Series A (RB) (A)
     3.400%, 04/06/01                                     26,000        26,000
                                                                   -------------
                                                                        62,912
                                                                   -------------
MISSISSIPPI -- 1.3%
Mississippi State Gaming Counties Highway
     Improvements (GO)
     5.000%, 10/01/01                                     10,000        10,031
                                                                   -------------
MISSOURI -- 1.8%
Missouri State Health & Educational Facilities
     Authority, Deaconess Long Term Care,
     Series A (LOC: Bank One Texas
     Expires: 12/11/01) (RB) (A)
     3.550%, 04/06/01                                     10,405        10,405
Missouri State, Third State Building, Series A (GO)
     5.000%, 08/01/01                                      3,200         3,207
                                                                   -------------
                                                                        13,612
                                                                   -------------
NEVADA -- 0.9%
Nevada State, ABN AMRO Munitops 1998-1
     (GO) (INS: MBIA) (A) (C)
     3.580%, 04/06/01                                      2,500         2,500
Nevada State, Series A (GO)
     6.500%, 03/01/02                                      4,140         4,260
                                                                   -------------
                                                                         6,760
                                                                   -------------
NEW MEXICO -- 0.4%
New Mexico State Capital Projects (GO)
     4.500%, 03/01/02                                      2,770         2,800
                                                                   -------------
NORTH CAROLINA -- 0.2%
North Carolina State Public School Building (GO)
     4.500%, 04/01/02                                      1,800         1,824
                                                                   -------------
OHIO -- 5.2%
Greene County Hospital Facilities Authority,
     Med-Health Systems, Series A (LOC:
     Keybank Expires: 09/22/04) (RB) (A)
     3.500%, 04/06/01                                     15,945        15,945
Ohio State Air Quality Development Authority,
     Series B (LOC: Morgan Guaranty Trust
     Expires: 01/21/02) (RB) (A)
     3.750%, 04/02/01                                      3,000         3,000
Ohio State Water Development Authority,
     Series B (GTY: General Motors) (RB) (A)
     3.550%, 04/06/01                                      8,500         8,500

TAX FREE OBLIGATIONS FUND (CONTINUED)
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
Warren County Health Care Otterbein Homes
     Project, Series B (LOC: Fifth Third Bank
     Expires: 07/15/03) (RB) (A)
     3.650%, 04/06/01                                  $  12,351    $   12,351
                                                                   -------------
                                                                        39,796
                                                                   -------------
OKLAHOMA -- 3.6%
Oklahoma County Finance Authority,
     Series PT 1087 (GTY: Merrill Lynch
     Expires: 09/15/01(GO) (A) (C)
     3.750%, 04/06/01                                     19,300        19,300
Tulsa Industrial Authority, Series SG-102
     (RB) (INS: MBIA) (A) (C)
     3.550%, 04/06/01                                      7,970         7,970
                                                                   -------------
                                                                        27,270
                                                                   -------------
OREGON -- 0.4%
Multnomah County, Series A (GO)
     5.000%, 04/01/01                                      3,010         3,010
                                                                   -------------
PENNSYLVANIA -- 1.2%
Lehigh County General Purpose Authority,
     Phoebe-Devitt Homes Project, Series B
     (LOC: First Union National Bank
     Expires: 10/29/01) (RB) (A)
     3.450%, 04/06/01                                      4,265         4,265
Pennsylvania State, First Series (GO)
     4.500%, 03/01/02                                      4,900         4,959
                                                                   -------------
                                                                         9,224
                                                                   -------------
SOUTH CAROLINA -- 2.7%
Berkeley County Pollution Control Authority,
     Alumax Project (GTY: Alcoa) (RB) (A)
     3.550%, 04/06/01                                     13,750        13,750
South Carolina State Capital Improvements (GO)
     4.200%, 04/01/02                                      2,000         2,019
South Carolina State Capital Improvements,
     Series A (GO)
     4.500%, 08/01/01                                      3,000         3,002
York County (GTY:Duke Power) (TECP)
     3.550%, 04/05/01                                      2,000         2,000
                                                                   -------------
                                                                        20,771
                                                                   -------------
SOUTH DAKOTA -- 0.6%
Yankton Industrial Development Authority,
     Alumax Project (GTY: Alcoa) (RB) (A) (C)
     3.550%, 04/06/01                                      4,500         4,500
                                                                   -------------
TENNESSEE -- 3.8%
Clarksville County Public Building Authority,
     Pooled Financing Municipal Bond Fund
     (LOC: Bank of America
     Expires: 06/08/02) (RB) (A) (C)
     3.550%, 04/06/01                                     15,500        15,500
Kingsport Refunding & Improvement (GO) (INS: MBIA)
     4.000%, 03/01/02                                      2,195         2,212
Maury County Health & Educational Facilities,
     Southern Health Care Systems Project,
     Series E (LOC: Bank One Texas
     Expires: 07/25/01) (RB) (A) (C)
     3.550%, 04/06/01                                      4,500         4,500


                             FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      7)

STATEMENTS OF NET ASSETS March 31, 2001 (unaudited)

DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
Nashville & Davidson Counties, Metropolitan
     Government Multifamily Housing (LOC:
     Bank of America Expires: 06/30/02) (RB) (A)
     3.600%, 04/06/01                                  $   7,035    $    7,035
                                                                   -------------
                                                                        29,247
                                                                   -------------
TEXAS -- 15.6%
Comal Texas Independent School District, ABN AMRO
     Munitops 1999-9 (GTY: PSF) (GO) (A) (C)
     3.580%, 04/06/01                                     10,002        10,002
Dallas County, Series B (GO)
     4.300%, 08/15/01                                      2,835         2,837
Dallas (GO)
     5.000%, 02/15/02                                      5,420         5,499
Fort Worth Independent School District Refunding &
     Improvement (GTY: PSF) (GO)
     3.650%, 02/15/02                                      2,195         2,202
Houston Independent School District
     (GTY: PSF) (ETM) (GO)
     6.375%, 08/15/01                                      3,925         3,954
Lower Neches Valley Authority, ExxonMobil Project,
     Series A (RB) (GTY: Mobil Oil) (A)
     3.700%, 04/02/01                                     10,000        10,000
Lower Neches Valley Authority, Neches River
     Treatment Project (RB) (GTY: Mobil Oil) (A)
     3.350%, 04/06/01                                     14,700        14,700
Milam County Industrial Development Authority,
     Pollution Control, Alcoa Project
     (GTY: Alcoa) (RB) (A)
     3.450%, 04/06/01                                     16,855        16,855
Pasadena Independent School District
     (GO) (GTY: PSF)
     5.000%, 02/15/02                                      2,530         2,568
Plano Health (TECP) (INS: MBIA)
     3.300%, 04/04/01                                     10,000        10,000
San Antonio Electric & Gas, Series SG-79
     (RB) (INS: MBIA) (A) (C)
     3.550%, 04/06/01                                      7,455         7,455
Texas PFA (TECP)
     3.100%, 04/03/01                                     10,600        10,600
     3.250%, 04/04/01                                     19,000        19,000
United Independent School District (INS: PSF) (GO)
     4.625%, 02/15/02                                      4,000         4,044
                                                                   -------------
                                                                       119,716
                                                                   -------------
VERMONT -- 0.4%
Vermont State Student Assistance (LOC: State Street
     Bank & Trust Expires: 09/01/04) (RB) (A)
     3.550%, 04/06/01                                      3,140         3,140
                                                                   -------------
VIRGINIA -- 6.0%
Alexandria Industrial Development Authority,
     American Red Cross Project (LOC: First Union
     Expires: 03/31/02) (RB) (A)
     3.500%, 04/06/01                                      5,310         5,310
Clark County Industrial Development Authority,
     Winchester Medical Center (RB) (INS: FSA) (A)
     3.600%, 04/06/01                                     26,450        26,450

TAX FREE OBLIGATIONS FUND (CONTINUED)
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
Norfolk Capital Improvements (GO) (INS: FGIC)
     5.375%, 06/01/01                                   $  2,200      $  2,204
Spotsylvania County Industrial Development
     Authority, Residential Care Facility,
     Chancellors Village Project (LOC: First Union
     Expires: 10/01/01) (RB) (A)
     3.450%, 04/06/01                                      7,200         7,200
Virginia State (GO)
     5.375%, 06/01/01                                      4,500         4,508
                                                                   -------------
                                                                        45,672
                                                                   -------------
WASHINGTON -- 6.5%
Washington State, ABN AMRO Munitops 1999-12
     (GO) (INS: MBIA) (A) (C)
     3.580%, 04/06/01                                      9,000         9,000
Washington State Health Care Facilities Authority,
     Fred Hutchinson Cancer Research Center,
     Series 1991-A (LOC: Morgan Guaranty Trust
     Expires: 07/15/03) (RB) (A)
     3.750%, 04/02/01                                      4,000         4,000
Washington State Health Care Facilities Authority,
     Fred Hutchinson Cancer Research Center,
     Series B (LOC: Morgan Guaranty Trust
     Expires: 07/15/03) (RB) (A)
     3.750%, 04/02/01                                      4,000         4,000
Washington State Housing Finance Commission,
     Panorama City Project (LOC: Keybank of Washington
     Expires: 11/15/04) (RB) (A)
     3.800%, 04/02/01                                        280           280
Washington State Housing Finance Commission,
     Rockwood Retirement Project, Series A (LOC:
     Wells Fargo Expires: 01/01/02) (RB) (A)
     3.800%, 04/02/01                                      8,875         8,875
Washington State Housing Finance Commission,
     YMCA Tacoma & Pierce Project, Series A (LOC:
     Keybank Expires: 12/22/03) (RB) (A)
     3.500%, 04/06/01                                      5,395         5,395
Washington State Housing Finance Commission,
     YMCA Tacoma & Pierce Project, Series B (LOC:
     Keybank Expires: 12/22/03) (RB) (A)
     3.500%, 04/06/01                                      5,395         5,395
Washington State Public Power Supply System,
     Nuclear Project #3, Series SG 13 (RB) (A) (C)
     3.550%, 04/06/01                                      7,240         7,240
Washington State, Series C (GO)
     5.000%, 01/01/02                                      5,395         5,467
                                                                   -------------
                                                                        49,652
                                                                   -------------
WISCONSIN -- 5.2%
Wisconsin State (GO)
     5.800%, 05/01/01                                      5,750         5,757
Wisconsin State Health & Educational Facilities
     Authority, Blood Center Project, Series A
     (LOC: M&I Expires: 06/15/02) (RB) (A)
     3.550%, 04/06/01                                      7,420         7,420
Wisconsin State Health & Educational Facilities
     Authority, Froedtert Memorial Hospital
     Project (LOC: M&I Expires: 04/15/02) (RB) (A)
     3.550%, 04/06/01                                     14,800        14,800

The accompanying notes are an integral part of the financial statements.


(8      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

DESCRIPTION                                     PAR (000)/SHARES    VALUE (000)
--------------------------------------------------------------------------------
Wisconsin State Health & Educational Facilities
     Authority, Oakwood Project, Series B (RB) (LOC:
     M&I  Expires: 10/15/05) (A)
     3.550%, 04/06/01                                  $   5,000    $    5,000
Wisconsin State, Series B (GO)
     7.000%, 05/01/01                                      3,950         3,959
Wisconsin State, Series C (GO)
     5.000%, 05/01/01                                      3,265         3,267
                                                                   -------------
                                                                        40,203
                                                                   -------------
WYOMING -- 2.9%
Gillette Pollution Control Authority (LOC:
     Commerzbank AG Expires: 06/07/04) (RB) (A)
     3.550%, 04/06/01                                     12,515        12,515
Lincoln County Pollution Control Authority,
     Exxon Project, Series D (RB)
     (GTY: Mobil Oil) (A)
     3.850%, 04/02/01                                      9,700         9,700
                                                                   -------------
                                                                        22,215
                                                                   -------------
MULTISTATE -- 2.3%
Clipper Tax Exempt Trust 1998-2, Series A (A) (C)
     3.700%, 04/06/01                                     17,625        17,625
                                                                   -------------

TOTAL MUNICIPAL BONDS
     (Cost $727,488)                                                   727,488
                                                                   -------------

MONEY MARKETS -- 4.9%
AIM Tax Free Institutional Cash Reserve               16,163,000        16,163
Federated Tax Free Money Market                       21,681,000        21,681
                                                                   -------------

TOTAL MONEY MARKETS
     (Cost $37,844)                                                     37,844
                                                                   -------------

TOTAL INVESTMENTS -- 99.7%
     (Cost $765,332)                                                   765,332
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- 0.3%                                2,065
                                                                   -------------

TAX FREE OBLIGATIONS FUND (CONCLUDED)
DESCRIPTION                                                         VALUE (000)
--------------------------------------------------------------------------------
NET ASSETS:
Portfolio Capital -- Class A ($.01 par value --
     20 billion authorized) based on
     318,215,373 outstanding shares                                 $  318,181
Portfolio Capital -- Class D ($.01 par value --
     20 billion authorized) based on
     27,132,166 outstanding shares                                      27,131
Portfolio Capital -- Class Y ($.01 par value --
     20 billion authorized) based on
     422,069,395 outstanding shares                                    422,067
Undistributed net investment income                                         19
Accumulated net realized loss on investments                                (1)
                                                                   -------------
TOTAL NET ASSETS -- 100.0%                                            $767,397
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class A                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class D                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                          $1.00
                                                                   -------------
(A) Variable Rate Security -- the rate reported on the Statement of Net Assets is the rate in effect as of March 31, 2001. The date shown is the next reset date.

(B) Pre-refunded Security -- Pre-refunded issues are backed by U.S. Government Obligations. These bonds mature at the call date. The pre-refunded date is shown as the maturity date on the Statement of Net Assets. See also the notes to the financial statements.

(C) Security sold within terms of a private placement memorandum, exempt from registration under section 144A of the Securities Act of 1933, as amended, and may be sold only to dealers in that program or other "qualified institutional investors". These securities have been determined to be liquid under guidelines established by the Board of Directors.

AMBAC -- American Municipal Bond Assurance Company
CFC -- National Rural Utilities Cooperative Finance Corporation
COP -- Certificate of Participation
ETM -- Escrowed to Maturity
FGIC -- Financial Guaranty Insurance Corporation
FSA -- Financial Security Assistance
GO -- General Obligation
GTY -- Guaranty
INS -- Insured
LOC -- Letter of Credit
M&I -- Marshall & Ilsley
MBIA -- Municipal Bond Insurance Association
PSF -- Permanent School Fund
RB -- Revenue Bond
TECP -- Tax Exempt Commercial Paper


                             FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      9)

STATEMENTS OF NET ASSETS  March 31, 2001 (unaudited)

TREASURY OBLIGATIONS FUND
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 26.4%
U.S. Treasury Bill
     6.010%, 04/19/01 (A)                              $ 900,000    $  897,823
U.S. Treasury Notes
     5.000%, 04/30/01                                     75,000        74,914
     6.250%, 04/30/01                                    100,000        99,986
     8.000%, 05/15/01                                     25,000        25,033
     5.250%, 05/31/01                                     50,000        49,901
     6.500%, 05/31/01                                     50,000        49,997
     5.500%, 07/31/01                                     50,000        49,850
     5.500%, 08/31/01                                     75,000        74,869
     6.500%, 08/31/01                                    100,000       100,081
     5.875%, 10/31/01                                    100,000       100,821
     6.250%, 10/31/01                                     40,000        40,239
     6.375%, 01/31/02                                     25,000        25,318
     6.500%, 02/28/02                                     50,000        50,709
U.S. Treasury STRIPS (A)
     6.340%, 07/31/01                                     25,000        24,494
                                                                   -------------

TOTAL U.S. TREASURY OBLIGATIONS
     (Cost $1,664,035)                                               1,664,035
                                                                   -------------

REPURCHASE AGREEMENTS -- 73.8%
ABN AMRO Securities
     5.250%, dated 03/30/01, matures 04/02/01,
     repurchase price $900,262,500 (collateralized
     by U.S. Treasury Obligations: total market
     value $918,001,001)                                 900,000       900,000
Bear Stearns
     5.260%, dated 03/30/01, matures 04/02/01,
     repurchase price $250,073,056 (collateralized
     by U.S. Treasury STRIPS: total market
     value $255,004,000)                                 250,000       250,000
C S First Boston
     5.280%, dated 03/30/01, matures 04/02/01,
     repurchase price $300,088,000 (collateralized
     by U.S. Treasury Obligations: total market
     value $308,778,269)                                 300,000       300,000
Goldman Sachs
     5.250%, dated 03/30/01, matures 04/02/01,
     repurchase price $222,284,814 (collateralized
     by U.S. Treasury Obligations: total market
     value $226,665,259)                                 222,220       222,220
Lehman Brothers
     5.250%, dated 03/30/01, matures 04/02/01,
     repurchase price $300,087,500 (collateralized
     by U.S. Treasury Obligations: total market
     value $305,904,606)                                 300,000       300,000
Morgan Stanley Dean Witter
     4.820%, dated 03/30/01, matures 04/02/01,
     repurchase price $275,073,639 (collateralized
     by U.S. Treasury Obligations: total market
     value $281,875,051)                                 275,000       275,000
Prudential Securities
     5.270%, dated 03/30/01, matures 04/02/01,
     repurchase price $150,043,917 (collateralized
     by U.S. Treasury Obligations and cash:
     total market value $150,574,530)                    150,000       150,000

TREASURY OBLIGATIONS FUND (CONCLUDED
DESCRIPTION                                             PAR (000)   VALUE (000)
--------------------------------------------------------------------------------
Societe Generale
     5.260%, dated 03/30/01, matures 04/02/01,
     repurchase price $275,080,361 (collateralized
     by U.S. Treasury Obligations: total market
     value $280,678,624)                               $ 275,000    $  275,000
Salomon Smith Barney
     5.260%, dated 03/30/01, matures 04/02/01,
     repurchase price $990,289,300 (collateralized
     by U.S. Treasury Obligations: total market
     value $1,009,900,195)                               990,000       990,000
UBS Warburg
     5.270%, dated 03/30/01, matures 04/02/01,
     repurchase price $990,289,850 (collateralized
     by U.S. Treasury Obligations: total market
     value $1,009,800,184)                               990,000       990,000
                                                                   -------------

TOTAL REPURCHASE AGREEMENTS
     (Cost $4,652,220)                                               4,652,220
                                                                   -------------

TOTAL INVESTMENTS -- 100.2%
     (Cost $6,316,255)                                               6,316,255
                                                                   -------------
OTHER ASSETS AND LIABILITIES, NET -- (0.2%)                            (13,782)
                                                                   -------------

NET ASSETS:
Portfolio Capital -- Class A ($.01 par value --
     20 billion authorized) based on
     77,020,058 outstanding shares                                      77,020
Portfolio Capital -- Class D ($.01 par value --
     20 billion authorized) based on
     4,001,752,773 outstanding shares                                4,001,759
Portfolio Capital -- Class Y ($.01 par value --
     20 billion authorized) based on
     2,223,802,733 outstanding shares                                2,223,803
Distributions in excess of net investment income                           (44)
Accumulated net realized loss on investments                               (65)
                                                                   -------------
NET ASSETS -- 100.0%                                                $6,302,473
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class A                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class D                                          $1.00
                                                                   -------------
Net asset value, offering price, and redemption
     price per share -- Class Y                                          $1.00
                                                                   -------------
(A) Rate indicated represents the effective yield at date of purchase.
STRIPS--Separate Trading of Registered Interest and Principal of Securities

The accompanying notes are an integral part of the financial statements.


(10      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

STATEMENTS OF OPERATIONS for the six months ended March 31, 2001 (unaudited), in thousands

                                              GOVERNMENT           PRIME        TAX FREE       TREASURY
                                             OBLIGATIONS     OBLIGATIONS     OBLIGATIONS    OBLIGATIONS
                                                    FUND            FUND            FUND           FUND
                                           -------------   -------------   -------------   ------------
INVESTMENT INCOME:
Interest                                     $  57,802+      $393,952         $14,459        $179,599
------------------------------------------   ---------       --------         -------        --------
EXPENSES:
Investment advisory fees                         3,733         24,818           1,482          11,817
Administrator fees                                 554          3,643             220           1,738
Distribution fees - Class A                        592          6,156             380              68
Distribution fees - Class B                         --             26              --              --
Distribution fees - Class C                         --              7              --              --
Distribution fees - Class D                        318            459              26           2,755
Custodian fees                                     278          1,860             110             895
Registration fees                                   37            186              --             148
Professional fees                                   37            186              11              88
Transfer agent fees                                172          2,628             103              92
Printing                                            28            186              11              89
Directors' fees                                      9             62               4              30
Other                                               35            101              19              83
------------------------------------------   ---------       --------         -------        --------
TOTAL EXPENSES                                   5,793         40,318           2,366          17,803
==========================================   =========       ========         =======        ========
Less: Waiver of investment advisory fees          (557)        (1,458)           (225)         (1,690)
------------------------------------------   ---------       --------         -------        --------
TOTAL NET EXPENSES                               5,236         38,860           2,141          16,113
==========================================   =========       ========         =======        ========
Investment income - net                         52,566        355,092          12,318         163,486
------------------------------------------   ---------       --------         -------        --------
NET REALIZED GAIN ON INVESTMENTS                   123            214              --              34
==========================================   =========       ========         =======        ========
NET INCREASE IN NET ASSETS RESULTING
 FROM OPERATIONS                             $  52,689       $355,306         $12,318        $163,520
==========================================   =========       ========         =======        ========

+ Includes income from securities lending program. See the Notes to the Financial Statements for additional information.

The accompanying notes are an integral part of the financial statements.


                             FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001     11)

STATEMENTS OF CHANGES IN NET ASSETS in thousands

                                                                  GOVERNMENT                          PRIME
                                                               OBLIGATIONS FUND                  OBLIGATIONS FUND
                                                       --------------------------------  --------------------------------
                                                               10/1/00          10/1/99          10/1/00          10/1/99
                                                                    to               to               to               to
                                                               3/31/01          9/30/00          3/31/01          9/30/00
                                                       ---------------  ---------------  ---------------  ---------------
                                                          (unaudited)                       (unaudited)
OPERATIONS:
Investment income - net                                 $     52,566     $     98,594     $    355,092     $     662,767
Net realized gain (loss) on investments                          123                6              214                33
------------------------------------------------------  ------------     ------------     ------------    --------------
Net increase in net assets resulting from operations          52,689           98,600          355,306           662,800
------------------------------------------------------  ------------     ------------     ------------    --------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
Investment income - net:
  Class A                                                    (12,919)         (23,549)        (135,913)         (244,987)
  Class B                                                         --               --             (126)             (193)
  Class C                                                         --               --              (36)              (13)
  Class D                                                    (11,926)         (23,555)         (17,441)          (27,766)
  Class Y                                                    (27,735)         (51,490)        (201,491)         (389,752)
------------------------------------------------------  ------------     ------------     ------------    --------------
TOTAL DISTRIBUTIONS                                          (52,580)         (98,594)        (355,007)         (662,711)
======================================================  ============     ============     ============    ==============
CAPITAL SHARE TRANSACTIONS
AT NET ASSET VALUE OF $1.00 PER SHARE:
Class A:
  Proceeds from sales                                        244,835          532,464        2,356,915         4,513,563
  Reinvestment of distributions                               13,138           22,811          137,096           236,180
  Payments for redemptions                                  (244,760)        (519,915)      (1,770,020)       (4,306,419)
------------------------------------------------------  ------------     ------------     ------------    --------------
Increase in net assets from
 Class A transactions                                         13,213           35,360          723,991           443,324
------------------------------------------------------  ------------     ------------     ------------    --------------
Class B:
  Proceeds from sales                                             --               --            4,792             6,747
  Reinvestment of distributions                                   --               --              118               173
  Payments for redemptions                                        --               --           (2,426)           (6,918)
------------------------------------------------------  ------------     ------------     ------------    --------------
Increase in net assets from
 Class B transactions                                             --               --            2,484                 2
------------------------------------------------------  ------------     ------------     ------------    --------------
Class C:
  Proceeds from sales                                             --               --            3,646             1,108
  Reinvestment of distributions                                   --               --               31                11
  Payments for redemptions                                        --               --           (2,158)           (1,089)
------------------------------------------------------  ------------     ------------     ------------    --------------
Increase in net assets from
 Class C transactions                                             --               --            1,519                30
------------------------------------------------------  ------------     ------------     ------------    --------------
Class D:
  Proceeds from sales                                        270,951          864,355        1,767,325         2,719,435
  Reinvestment of distributions                                   38               --            1,786               270
  Payments for redemptions                                  (333,397)        (831,567)      (1,632,817)       (2,629,898)
------------------------------------------------------  ------------     ------------     ------------    --------------
Increase (decrease) in net assets from
 Class D transactions                                        (62,408)          32,788          136,294            89,807
------------------------------------------------------  ------------     ------------     ------------    --------------
Class Y:
  Proceeds from sales                                      2,236,200        2,748,048        9,082,189        19,231,234
  Reinvestment of distributions                               13,390           22,411           97,793           173,681
  Payments for redemptions                                (2,268,025)      (2,772,129)      (8,672,150)      (19,202,298)
------------------------------------------------------  ------------     ------------     ------------    --------------
Increase (decrease) in net assets from
 Class Y transactions                                        (18,435)          (1,670)         507,832           202,617
------------------------------------------------------  ------------     ------------     ------------    --------------
Increase (decrease) in net assets from
 capital share transactions                                  (67,630)          66,478        1,372,120           735,780
------------------------------------------------------  ------------     ------------     ------------    --------------
Total increase (decrease) in net assets                      (67,521)          66,484        1,372,419           735,869
NET ASSETS AT BEGINNING OF PERIOD                          1,879,895        1,813,411       11,565,309        10,829,440
======================================================  ============     ============     ============    ==============
NET ASSETS AT END OF PERIOD (A)                         $  1,812,374     $  1,879,895     $ 12,937,728     $  11,565,309
======================================================  ============     ============     ============    ==============

(A) Includes undistributed net investment income (distributions in excess of net investment income) (000) of $4 and $18 for Government Obligations Fund, $264 and $179 for Prime Obligations Fund, $19 and $24 for Tax Free Obligations Fund, $(44) and $51 for Treasury Obligations Fund, at March 31, 2001, and September 30, 2000, respectively.

The accompanying notes are an integral part of the financial statements.


(12      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

               TAX FREE                          TREASURY
           OBLIGATIONS FUND                  OBLIGATIONS FUND
     -----------------------------     ------------------------------
          10/1/00          10/1/99          10/1/00           10/1/99
               to               to               to                to
          3/31/01          9/30/00          3/31/01           9/30/00
     ------------   ---------------    ---------------  -------------
      (unaudited)                       (unaudited)
     $     12,318     $     23,476     $    163,486     $     308,057
               --               (1)              34                --
     ------------     ------------     ------------     -------------
           12,318           23,475          163,520           308,057
     ------------     ------------     ------------     -------------


           (4,820)          (9,634)          (1,435)           (1,573)
               --               --               --                --
               --               --               --                --
             (583)          (1,003)        (100,045)         (121,498)
           (6,920)         (12,800)         (62,101)         (185,030)
     ------------      -----------     ------------     -------------
          (12,323)         (23,437)        (163,581)         (308,101)
     ============      ===========     ============     =============


          201,868          548,438          324,701           209,009
            4,996            9,274            1,228             1,495
         (175,110)        (539,908)        (279,391)         (203,492)
     ------------      -----------     ------------     -------------
           31,754           17,804           46,538             7,012
     ------------      -----------     ------------     -------------
               --               --               --                --
               --               --               --                --
               --               --               --                --
     ------------      -----------     ------------     -------------
               --               --               --                --
     ------------      -----------     ------------     -------------
               --               --               --                --
               --               --               --                --
               --               --               --                --
     ------------      -----------     ------------     -------------
               --               --               --                --
     ------------      -----------     ------------     -------------
           66,221          104,581        4,563,920        10,677,903
               --                1              197                --
          (63,201)        (113,937)      (3,814,944)      (11,277,516)
     ------------      -----------     ------------     -------------
            3,020           (9,355)         749,173          (599,613)
     ------------      -----------     ------------     -------------
          370,756          644,258        6,122,042        12,296,779
               58              167           14,668            28,831
         (324,638)        (607,040)      (5,978,599)      (12,880,741)
     ------------      -----------     ------------     -------------
           46,176           37,385          158,111          (555,131)
     ------------      -----------     ------------     -------------
           80,950           45,834          953,822        (1,147,732)
     ------------      -----------     ------------     -------------
           80,945           45,872          953,761        (1,147,776)
          686,452          640,580        5,348,712         6,496,488
     ============      ===========     ============     =============
     $    767,397      $   686,452     $  6,302,473     $   5,348,712
     ============      ===========     ============     =============


                            FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      13)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated

                              NET ASSET                   DIVIDENDS   NET ASSET
                                  VALUE           NET      FROM NET       VALUE
                              BEGINNING    INVESTMENT    INVESTMENT      END OF
                              OF PERIOD        INCOME        INCOME      PERIOD
                            -----------  ------------  ------------  ----------
GOVERNMENT OBLIGATIONS FUND
Class A
 2001* (unaudited)            $  1.00      $  0.027      $ (0.027)    $  1.00
 2000                            1.00         0.053        (0.053)       1.00
 1999                            1.00         0.043        (0.043)       1.00
 1998(1)                         1.00         0.021        (0.021)       1.00
Class D
 2001* (unaudited)            $  1.00      $  0.028      $ (0.028)    $  1.00
 2000                            1.00         0.055        (0.055)       1.00
 1999                            1.00         0.044        (0.044)       1.00
 1998                            1.00         0.050        (0.050)       1.00
 1997                            1.00         0.049        (0.049)       1.00
 1996                            1.00         0.050        (0.050)       1.00
Class Y
 2001* (unaudited)            $  1.00      $  0.029      $ (0.029)    $  1.00
 2000                            1.00         0.056        (0.056)       1.00
 1999                            1.00         0.046        (0.046)       1.00
 1998                            1.00         0.052        (0.052)       1.00
 1997                            1.00         0.051        (0.051)       1.00
 1996                            1.00         0.051        (0.051)       1.00
PRIME OBLIGATIONS FUND
Class A
 2001* (unaudited)            $  1.00      $  0.028      $ (0.028)    $  1.00
 2000                            1.00         0.054        (0.054)       1.00
 1999                            1.00         0.044        (0.044)       1.00
 1998                            1.00         0.050        (0.050)       1.00
 1997                            1.00         0.049        (0.049)       1.00
 1996                            1.00         0.050        (0.050)       1.00
Class B
 2001* (unaudited)            $  1.00      $  0.024      $ (0.024)    $  1.00
 2000                            1.00         0.047        (0.047)       1.00
 1999                            1.00         0.038        (0.038)       1.00
 1998                            1.00         0.042        (0.042)       1.00
 1997                            1.00         0.042        (0.042)       1.00
 1996                            1.00         0.042        (0.042)       1.00
Class C
 2001* (unaudited)            $  1.00      $  0.024      $ (0.024)    $  1.00
 2000                            1.00         0.047        (0.047)       1.00
 1999(2)                         1.00         0.024        (0.024)       1.00
Class D
 2001* (unaudited)            $  1.00      $  0.029      $ (0.029)    $  1.00
 2000                            1.00         0.056        (0.056)       1.00
 1999                            1.00         0.046        (0.046)       1.00
 1998                            1.00         0.051        (0.051)       1.00
 1997                            1.00         0.050        (0.050)       1.00
 1996                            1.00         0.051        (0.051)       1.00
Class Y
 2001* (unaudited)            $  1.00      $  0.029      $ (0.029)    $  1.00
 2000                            1.00         0.057        (0.057)       1.00
 1999                            1.00         0.048        (0.048)       1.00
 1998                            1.00         0.053        (0.053)       1.00
 1997                            1.00         0.052        (0.052)       1.00
 1996                            1.00         0.052        (0.052)       1.00
-------                       -------      --------      --------     -------

+ Returns are for the period indicated and have not been annualized.

* For the six month period ended March 31, 2001. All ratios for the period have been annualized.

(1) Commenced operations on April 29, 1998. All ratios for the period have been annualized.

(2) Commenced operations on February 1, 1999. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.


(14      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                                                                                    RATIO OF NET
                                                                       RATIO OF       INVESTMENT
                                                    RATIO OF NET    EXPENSES TO        INCOME TO
                                        RATIO OF      INVESTMENT        AVERAGE          AVERAGE
                       NET ASSETS    EXPENSES TO       INCOME TO     NET ASSETS       NET ASSETS
            TOTAL          END OF        AVERAGE         AVERAGE     (EXCLUDING       (EXCLUDING
           RETURN    PERIOD (000)     NET ASSETS      NET ASSETS       WAIVERS)         WAIVERS)
     ------------  --------------  -------------  --------------  -------------  ---------------
       2.75%+        $  483,830         0.75%           5.45%          0.81%           5.39%
       5.43             470,587         0.76            5.29           0.82            5.23
       4.36             435,227         0.75            4.28           0.82            4.21
       2.10+            325,024         0.70            4.93           0.76            4.87

       2.83%+        $  409,695         0.60%           5.62%          0.66%           5.56%
       5.59             472,078         0.60            5.47           0.66            5.41
       4.52             439,287         0.60            4.44           0.67            4.37
       5.15             384,143         0.60            5.03           0.67            4.96
       5.04             337,199         0.60            4.92           0.67            4.85
       5.08             269,382         0.60            4.96           0.69            4.87

       2.90%+        $  918,849         0.45%           5.73%          0.51%           5.67%
       5.75             937,230         0.45            5.59           0.51            5.53
       4.67             938,897         0.45            4.57           0.52            4.50
       5.30           1,000,043         0.45            5.18           0.52            5.11
       5.20             946,196         0.45            5.07           0.52            5.00
       5.24             777,594         0.45            5.10           0.54            5.01


       2.79%+        $5,338,185         0.83%           5.51%          0.85%           5.49%
       5.52           4,614,094         0.82            5.40           0.86            5.36
       4.51           4,170,881         0.80            4.42           0.87            4.35
       5.15           3,699,197         0.70            5.00           0.79            4.91
       5.06             218,261         0.70            4.95           0.77            4.88
       5.08             135,146         0.70            4.94           0.79            4.85

       2.46%+        $    6,490         1.48%           4.84%          1.50%           4.82%
       4.85               4,009         1.47            4.72           1.51            4.68
       3.85               4,007         1.45            3.78           1.51            3.72
       4.37               2,397         1.45            4.29           1.53            4.21
       4.27               2,018         1.45            4.17           1.52            4.10
       4.29               1,763         1.45            4.15           1.54            4.06

       2.46%+        $    1,890         1.48%           4.85%          1.50%           4.83%
       4.85                 371         1.46            4.63           1.51            4.58
       2.47+                341         1.45            3.75           1.51            3.69

       2.89%+        $  652,116         0.63%           5.69%          0.65%           5.67%
       5.74             515,806         0.62            5.62           0.66            5.58
       4.73             426,004         0.60            4.62           0.66            4.56
       5.26             233,675         0.60            5.13           0.68            5.05
       5.16             113,064         0.60            5.02           0.67            4.95
       5.18             109,213         0.60            4.98           0.69            4.89

       2.97%+        $6,939,047         0.48%           5.87%          0.50%           5.85%
       5.90           6,431,029         0.47            5.75           0.51            5.71
       4.89           6,228,207         0.45            4.78           0.51            4.72
       5.42           5,445,685         0.45            5.28           0.53            5.20
       5.32           3,615,873         0.45            5.19           0.52            5.12
       5.34           3,166,213         0.45            5.20           0.54            5.11
     ------          ----------         ----            ----           ----            ----

                            FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      15)

FINANCIAL HIGHLIGHTS For a share outstanding, throughout the periods ended September 30, unless otherwise indicated

                                  NET ASSET                 DIVIDENDS  NET ASSET
                                      VALUE          NET     FROM NET      VALUE
                                  BEGINNING   INVESTMENT   INVESTMENT     END OF
                                  OF PERIOD       INCOME       INCOME     PERIOD
                                ----------- ------------ ------------ ----------
Tax Free Obligations Fund(A)
Class A
 2001* (unaudited)                  $  1.00     $  0.016     $ (0.016)   $  1.00
 2000                                  1.00        0.032       (0.032)      1.00
 1999                                  1.00        0.025       (0.025)      1.00
 1998(1)                               1.00        0.024       (0.024)      1.00
 1997(2)                               1.00        0.010       (0.010)      1.00
 1997(3)                               1.00        0.027       (0.027)      1.00
 1996(3)                               1.00        0.028       (0.028)      1.00
Class D
 2001* (unaudited)                  $  1.00     $  0.017     $ (0.017)   $  1.00
 2000                                  1.00        0.034       (0.034)      1.00
 1999                                  1.00        0.026       (0.026)      1.00
 1998(1)                               1.00        0.025       (0.025)      1.00
 1997(4)                               1.00        0.000       (0.000)      1.00
Class Y
 2001* (unaudited)                  $  1.00     $  0.017     $ (0.017)   $  1.00
 2000                                  1.00        0.035       (0.035)      1.00
 1999                                  1.00        0.028       (0.028)      1.00
 1998(1)                               1.00        0.026       (0.026)      1.00
 1997(2)                               1.00        0.011       (0.011)      1.00
 1997(3)                               1.00        0.031       (0.031)      1.00
 1996(3)                               1.00        0.032       (0.032)      1.00
Treasury Obligations Fund
Class A
 2001* (unaudited)                  $  1.00     $  0.027     $ (0.027)   $  1.00
 2000                                  1.00        0.052       (0.052)      1.00
 1999                                  1.00        0.042       (0.042)      1.00
 1998(5)                               1.00        0.045       (0.045)      1.00
Class D
 2001* (unaudited)                  $  1.00     $  0.027     $ (0.027)   $  1.00
 2000                                  1.00        0.052       (0.052)      1.00
 1999                                  1.00        0.043       (0.043)      1.00
 1998                                  1.00        0.050       (0.050)      1.00
 1997                                  1.00        0.049       (0.049)      1.00
 1996                                  1.00        0.049       (0.049)      1.00
Class Y
 2001* (unaudited)                  $  1.00     $  0.028     $ (0.028)   $  1.00
 2000                                  1.00        0.054       (0.054)      1.00
 1999                                  1.00        0.045       (0.045)      1.00
 1998                                  1.00        0.051       (0.051)      1.00
 1997                                  1.00        0.050       (0.050)      1.00
 1996                                  1.00        0.050       (0.050)      1.00
-------                             -------     --------     --------    -------

+ Returns are for the period indicated and have not been annualized.

* For the six month period ended March 31, 2001. All ratios for the period have been annualized.

(A) The financial highlights for Tax Free Obligations Fund as set forth herein include the historical financial highlights of the Qualivest Tax-Free Money Market Fund class A and class Y shares. The assets of Qualivest Tax-Free Money Market Fund were acquired by Tax Free Obligations Fund on November 25, 1997. In connection with such acquisition, (i) class A shares of the Qualivest Tax-Free Money Market Fund were exchanged for class A shares of Tax Free Obligations Fund; and (ii) Qualivest class Y and class Q shares were exchanged for class Y shares of Tax Free Obligations Fund.

(1) For the period December 1, 1997 to September 30, 1998. All ratios for the period have been annualized. The fund's fiscal year end changed from November 30 to September 30, effective September 30, 1998.

(2) For the period August 1, 1997 to November 30, 1997. All ratios for the period have been annualized. The fund's fiscal year end changed from July 31 to November 30, effective November 30, 1997.

(3) For the period ended July 31.

(4) Commenced operations November 26, 1997. All ratios for the period have been annualized. For the period ended November 30.

(5) Commenced operations on November 3, 1997. All ratios for the period have been annualized.

The accompanying notes are an integral part of the financial statements.


(16      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                                                                                    RATIO OF NET
                                                                       RATIO OF       INVESTMENT
                                                    RATIO OF NET    EXPENSES TO        INCOME TO
                                        RATIO OF      INVESTMENT        AVERAGE          AVERAGE
                       NET ASSETS    EXPENSES TO       INCOME TO     NET ASSETS       NET ASSETS
            TOTAL          END OF        AVERAGE         AVERAGE     (EXCLUDING       (EXCLUDING
           RETURN    PERIOD (000)     NET ASSETS      NET ASSETS       WAIVERS)         WAIVERS)
     ------------  --------------  -------------  --------------  -------------  ---------------
           1.60%+    $  318,202         0.75%           3.16%          0.81%           3.10%
           3.28         286,449         0.75            3.23           0.81            3.17
           2.51         268,626         0.74            2.47           0.82            2.39
           2.45+        247,154         0.70            2.84           0.83            2.71
           0.96+         28,662         0.89            2.83           1.23            2.49
           2.76          31,668         0.88            2.73           1.23            2.38
           2.81          30,143         0.89            2.78           1.25            2.42

           1.67%+    $   27,132         0.60%           3.37%          0.66%           3.31%
           3.43          24,112         0.60            3.36           0.66            3.30
           2.66          33,464         0.60            2.62           0.67            2.55
          2.51+          30,095         0.60            3.02           0.73            2.89
          0.04+               1         0.60            3.20           9.07           (5.27)

           1.74%+    $  422,063         0.45%           3.45%          0.51%           3.39%
           3.59         375,891         0.45            3.53           0.51            3.47
           2.82         338,490         0.45            2.75           0.52            2.68
           2.67+        272,995         0.45            3.13           0.58            3.00
           1.08+         10,703         0.64            3.09           0.97            2.76
           3.17           9,137         0.48            3.13           0.83            2.78
           3.22           3,895         0.41            2.92           0.79            2.54


           2.72%+    $   77,044         0.70%           5.25%          0.76%           5.19%
           5.27          30,506         0.70            5.16           0.76            5.10
           4.31          23,496         0.70            4.24           0.76            4.18
           4.54+        101,749         0.70            4.88           0.76            4.82

           2.77%+    $4,002,186         0.60%           5.46%          0.66%           5.40%
           5.37       3,252,551         0.60            5.23           0.66            5.17
           4.41       3,852,189         0.60            4.32           0.66            4.26
           5.10       3,854,933         0.60            4.98           0.66            4.92
           4.98       2,847,215         0.60            4.88           0.68            4.80
           5.00       1,616,130         0.60            4.86           0.70            4.76

           2.84%+    $2,223,243         0.45%           5.66%          0.51%           5.60%
           5.53       2,065,655         0.45            5.39           0.51            5.33
           4.57       2,620,803         0.45            4.49           0.51            4.43
           5.26       1,803,608         0.45            5.13           0.51            5.07
           5.14         897,797         0.45            5.03           0.53            4.95
           5.15         317,392         0.45            5.00           0.55            4.90
          -----      ----------         ----            ----           ----           -----


                            FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      17)

NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)

1 > ORGANIZATION

     The First American Government Obligations Fund, Prime Obligations Fund, Tax Free Obligations Fund, and Treasury Obligations Fund (collectively, the "Funds") are mutual funds offered by First American Funds, Inc. ("FAF"). FAF is registered under the Investment Company Act of 1940, as amended, as an open-end investment management company. FAF's articles of incorporation permit the Board of Directors to create additional funds in the future.

     FAF offers Class A, Class B, Class C, Class D, and Class Y shares. Class A shares are not subject to sales charges. Class B and Class C shares of the Prime Obligations Fund are only available pursuant to an exchange for Class B and Class C shares, respectively, of another fund in the First American Family of Funds. Class B shares may be subject to a contingent deferred sales charge for six years and automatically convert to Class A shares after eight years. Class C shares may be subject to a contingent deferred sales charge for 18 months. Class D and Class Y shares are offered only to qualifying institutional investors. Class B and Class C shares are not offered by the Government Obligations Fund, Tax Free Obligations Fund, or Treasury Obligations Fund.

     The Funds' prospectuses provide descriptions of each Fund's investment objectives, policies, and strategies. All classes of shares in FAF have identical voting, dividend, liquidation, and other rights, and the same terms and conditions, except that the level of distribution fees charged may differ among classes.


2 > SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     The significant accounting policies followed by the Funds are as follows:

     SECURITY VALUATION - Investment securities held are stated at amortized cost, which approximates market value. Under the amortized cost method, any discount or premium is amortized ratably to the expected maturity of the security and is included in interest income.

     SECURITY TRANSACTIONS AND INVESTMENT INCOME - The Funds record security transactions on the trade date of the security purchase or sale. Interest income, including amortization of bond premium and discount, is recorded on the accrual basis.

     DISTRIBUTIONS TO SHAREHOLDERS - Distributions from net investment income are declared on a daily basis and are payable on the first business day of the following month.

     EXPENSES - Expenses that are directly related to one of the Funds are charged directly to that Fund. Other operating expenses are allocated to the Funds on the basis of relative net assets. Class-specific expenses are borne by that class. Income, other expenses, and realized and unrealized gains and losses of a Fund are allocated to the respective class on the basis of the relative net assets each day.

     FEDERAL TAXES - It is each Fund's intention to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required.

     Net investment income and net realized gains (losses) may differ for financial statement and tax purposes because of temporary or permanent book/tax differences. These differences are primarily due to losses deferred due to wash sales.

     The character of distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. In addition, due to the timing of dividend distributions, the fiscal year in which the amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the fund. To the extent these differences are permanent, adjustments are made to the appropriate equity accounts in the period that the difference arises.

     REPURCHASE AGREEMENTS - Each Fund may enter into repurchase agreements with member banks of the Federal Reserve or registered broker dealers whom the Funds' investment advisor deems creditworthy under guidelines approved by the Funds' Board of Directors, subject to the seller's agreement to repurchase such securities at a mutually agreed upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates.

     Securities pledged as collateral for repurchase agreements are held by the custodian bank until the respective agreements mature. Each Fund may also invest in triparty repurchase agreements. Securities held as collateral for triparty repurchase agreements are maintained in a segregated account by the broker's custodian bank until the maturity of the repurchase agreement. Provisions of the repurchase agreements ensure that the market value of the collateral, including accrued interest thereon, is sufficient in the event of default of the counterparty. If the counterparty defaults and the value of the collateral declines or if the counterparty enters an insolvency proceeding, realization of the collateral by the Fund may be delayed or limited.

     SECURITIES LENDING - Each Fund may lend up to one-third of the value of its total assets to broker-dealers, banks, or other institutional borrowers of securities in order to earn additional income. Each Fund's policy is to maintain collateral in the form of cash, U.S. Government securities or other high-grade debt obligations equal to at least 100% of the value of securities loaned. The collateral is then "marked to market" daily until the securities are returned.

     HISTORICAL FINANCIAL STATEMENT INFORMATION - The financial information presented for Tax Free Obligations Fund prior to November 25, 1997, is that of the former Qualivest Tax Free Money Market Fund. The historical


(18      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001
     financial information of the Qualivest Fund was carried over to the newly formed FAF Fund.

     USE OF ESTIMATES IN THE PREPARATION OF FINANCIAL STATEMENTS - The preparation of financial statements, in conformity with accounting principles generally accepted in the United States, requires management to make estimates and assumptions that affect the reported amount of net assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported results of operations during the reporting period. Actual results could differ from those estimates.



3 > FEES AND EXPENSES

     ADVISORY FEES - Pursuant to an investment advisory agreement (the "Agreement"), U.S. Bancorp Piper Jaffray Asset Management, Inc. (the "Advisor"), a subsidiary of U.S. Bank National Association ("U.S. Bank"), manages each Fund's assets and furnishes related office facilities, equipment, research, and personnel. The Agreement requires each Fund to pay the Advisor a monthly fee based upon average daily net assets. The fee for each of the Funds is equal to an annual rate of 0.40% of the average daily net assets. The Advisor intends to waive fees during the current fiscal year so that total fund operating expenses do not exceed expense limitations described in the Funds' prospectuses. Fee waivers may be discontinued at any time.

     ADMINISTRATION FEES - Pursuant to an administration agreement, U.S. Bank provides administrative services, including certain legal and shareholder services to the First American Family of Funds. Under this arrangement, the Funds are charged an annual rate of 0.07% of each FAF Fund's average daily net assets, with a minimum annual fee of $50,000. To the extent that aggregate net assets of the First American Family of Funds exceed $8 billion, the annual rate for each FAF Fund is reduced to 0.055% of its respective share of excess net assets. Fees are computed daily and paid monthly.


     SUBADMINISTRATION FEES - SEI Investments Mutual Funds Services ("SIMFS") serves as subadministrator and assists U.S. Bank in providing subadministration services for the Funds. For these services, U.S. Bank compensates SIMFS monthly at an annual rate equal to 0.05% of aggregate average daily net assets of FAIF. In addition, SIMFS also receives 0.015% on assets up to $34.5 billion, 0.0075% on the next $25.5 billion and 0.005% on assets of more than $60 billion for all Funds. There is a minimum $50,000 per Fund fee (the oldest 38 Funds are excluded). U.S. Bank paid SIMFS $5,415,000 in aggregate from October 1, 2000, through March 31, 2001, for the First American Family of Funds. For the Funds included in this semiannual report the amounts paid to SIMFS for the six months ended March 31, 2001 were as follows (000):

     -------------------------------------
     Government Obligations Fund      $140
     Prime Obligations Fund            931
     Tax Free Obligations Fund          56
     Treasury Obligations Fund         443
     -------------------------------------

     CUSTODIAN FEES - Through a separate contractual agreement, U.S. Bank serves as the Funds' custodian. The fee for each Fund is equal to an annual rate of 0.03% of average daily net assets, which is computed daily and paid monthly.

     DISTRIBUTION FEES - SEI Investments Distribution Co. ("SIDCO"), serves as distributor of the Funds. Under the distribution plan, each Fund pays SIDCO a monthly distribution fee at an annual rate of 0.25% of each Fund's average daily net assets of the Class A shares, 1.00% of the Class B and Class C shares, and 0.15% of the Class D shares, which may be used by SIDCO to provide compensation for sales support and distribution activities. No distribution fees are paid by Class Y shares. Under the agreement, SIDCO paid U.S. Bank and its affiliates the following amounts for the Funds included in this semiannual report, for the six months ended March 31, 2001
     (000):

                                                     U.S. BANCORP     U.S. BANK
                                      U.S. BANK      PIPER JAFFRAY        TRUST
     --------------------------------------------------------------------------
     Government Obligations Fund        $   22          $  548           $ 1
     Prime Obligations Fund              1,288           4,963            12
     Tax Free Obligations Fund               9             372            --
     Treasury Obligations Fund              40              23             5
     ---------------------------------------------------------------------------

     TRANSFER AGENT FEES - U.S. Bank serves as transfer agent and dividend disbursement agent. As the servicing agent, U.S. Bank was paid $5,605,000 in aggregate for the six months ended March 31, 2001 for the First American Family of Funds. For the six months ended March 31, 2001, transfer agent fees paid to U.S. Bank for the Funds included in this report were as follows (000):

     -------------------------------------
     Government Obligations Fund     $ 171
     Prime Obligations Fund          2,939
     Tax Free Obligations Fund          88
     Treasury Obligations Fund         161
     -------------------------------------

     OTHER FEES - In addition to the investment advisory and management fees, custodian fees, distribution fees, and administrator and transfer agent fees, each Fund is responsible for paying most other operating expenses including organization costs, fees, and expenses of outside directors, registration fees, printing of shareholder reports, legal, auditing, insurance, and other miscellaneous expenses.

     For the six months ended March 31, 2001, legal fees and expenses were paid to a law firm of which the Assistant Secretaries of the Funds are partners.


                            FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001      19)

NOTES TO FINANCIAL STATEMENTS March 31, 2001 (unaudited)

     SALES CHARGES - Class B shares are subject to a Contingent Deferred Sales Charge ("CDSC") imposed on redemptions made in Class B shares for the first six years, and automatically convert to Class A shares after eight years. The CDSC varies depending on the number of years from time of payment for the purchase of Class B shares until the redemption of such shares.

                              CONTINGENT DEFERRED SALES CHARGE
                                     AS A PERCENTAGE OF DOLLAR
     YEAR SINCE PURCHASE              AMOUNT SUBJECT TO CHARGE
     ---------------------------------------------------------
       First                                5.00%
       Second                               5.00%
       Third                                4.00%
       Fourth                               3.00%
       Fifth                                2.00%
       Sixth                                1.00%
       Seventh                              0.00%
       Eighth                               0.00%
     ---------------------------------------------------------

     Class B shares will automatically convert to Class A shares eight years after the first day of the month shares are purchased.

     A CDSC of 1.00% is imposed on redemptions made in Class C shares for the first 18 months.

     The CDSC for Class B shares and Class C shares is imposed on the value of the purchased shares, or the value at the time of redemption, whichever is less.


4 > SECURITIES LENDING TRANSACTIONS

     In order to generate additional income, certain Funds may lend portfolio securities representing up to one-third of the value of total assets (which includes collateral received for securities on loan) to broker dealers, banks, or other institutional borrowers of securities. As with other extensions of credit, there may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the security fail financially. At present, only Government Obligations Fund participates in the securities lending program. The market value of the securities on loan at March 31, 2001, the collateral held at March 31, 2001, with respect to such loans, and income generated during the six months ended March 31, 2001, from the program were as follows (000):

                                    MARKET VALUE OF    INCOME RECEIVED FROM
FUND                              LOANED SECURITIES      SECURITIES LENDING
---------------------------------------------------------------------------
     Government Obligations           $477,537                 $40
---------------------------------------------------------------------------


                     MARKET VALUE OF COLLATERAL PURCHASED WITH CASH RECEIVED
                     -------------------------------------------------------
                     REPURCHASE     MONEY MARKET    FIXED INCOME
FUND                 AGREEMENTS      INSTRUMENTS      SECURITIES      TOTAL
---------------------------------------------------------------------------
     Government
     Obligations     $485,836           $--             $--         $485,836
---------------------------------------------------------------------------

     U.S. Bank acts as the securities lending agent in transactions involving the lending of portfolio securities on behalf of the Funds. For these services, U.S. Bank received $1,192,000 in aggregate securities lending fees for the six months ended March 31, 2001, for the First American Family of Funds. For the six months ended March 31, 2001, securities lending fees for the Funds included in this semiannual report were as follows (000):

     ------------------------------------
     Government Obligations Fund      $35
     ------------------------------------

5 > CONCENTRATION OF CREDIT RISK

     The Tax Free Obligations Fund invests in securities that include revenue bonds, tax and revenue anticipation notes, and general obligation bonds. At March 31, 2001, the percentage of portfolio investments by each revenue source were as follows (000):

                                         TAX FREE
                                        OBLIGATIONS
                                           FUND
     ----------------------------------------------
     Revenue Bonds:
      Education                               7%
      Health Care Bonds                      19
      Housing Bonds                           6
      Industrial Bonds                        8
      Pollution Control Bonds                10
      Transportation                          2
      Utility Bonds                           9
      Other                                   5
     General Obligations                     21
     Anticipation Notes                       3
     Certificates of Participation            2
     Tax Exempt Commercial Paper              8
     ----------------------------------------------
                                            100%
     ----------------------------------------------

     The credit ratings of long-term debt as a percentage of total market value of investments at March 31, 2001, were as follows:

                                            TAX FREE
                                           OBLIGATIONS
     STANDARD & POOR'S/MOODY'S RATINGS:       FUND
     -------------------------------------------------
     AAA/Aaa                                 27%
     AA/Aa                                   22
     A/A                                     36
     NR                                      15
     -------------------------------------------------
                                            100%
     -------------------------------------------------

     Securities rated by only one agency are shown in that category. Securities rated by both agencies are shown with their lowest rating.


6 > PARENT COMPANY ACQUISITION

     On October 4, 2000, U.S. Bancorp, the parent company of the Funds' investment advisor, announced that it had entered into an agreement to be acquired by Firstar Corporation. On February 27, 2001, this acquisition became effective. The new company is called U.S. Bancorp.


(20      FIRST AMERICAN FUNDS SEMIANNUAL REPORT 2001

                 (This page has been left blank intentionally.)

Board of Directors First American Funds, Inc.

Mr. Robert Dayton
Director of First American Funds, Inc.
Chief Executive Officer of Okabena Company


Mr. Roger Gibson
Director of First American Funds, Inc.
Vice President of North America-Mountain Region for United Airlines


Mr. Andrew Hunter III
Director of First American Funds, Inc.
Chairman of Hunter Keith Industries


Mr. Leonard Kedrowski
Director of First American Funds, Inc.
Owner and President of Executive Management Consulting, Inc.


Mr. John Murphy Jr.
Director of First American Funds, Inc.
Executive Vice President, U.S. Bancorp


Mr. Robert Spies
Director of First American Funds, Inc.
Retired Vice President, U.S. Bank National Association


Mr. Joseph Strauss
Director of First American Funds, Inc.
Former Chairman of First American Investment Funds, Inc.
Owner and President of Strauss Management Company


Ms. Virginia Stringer
Chairperson of First American Funds, Inc.
Owner and President of Strategic Management Resources, Inc.

[LOGO] FIRST AMERICAN FUNDS(R)
       THE POWER OF DISCIPLINED INVESTING(R)

DIRECT FUND CORRESPONDENCE TO:

FIRST AMERICAN FUNDS
P.O. Box 1330
Minneapolis, MN 55440-1330

This report and the financial statements contained herein are submitted for the general information of the shareholders of the corporation and are not intended to be a forecast of future events, a guarantee of future results, nor investment advice. Further, there is no assurance that certain securities will remain in or out of each fund's portfolio.

For a prospectus or fund profile containing more information on First American Funds, including investment policies, fees and expenses, please contact your investment professional, call Investor Services at 800-637-2548, or visit us on the web at www.firstamericanfunds.com. Please read the prospectus or profile carefully before you invest or send money.



INVESTMENT ADVISOR

U.S. BANCORP PIPER JAFFRAY ASSET MANAGEMENT, INC.
601 Second Avenue South
Minneapolis, Minnesota 55402

(On May 2, 2001, First American Asset Management, a division of U.S. Bank National Association, which had served as advisor to the First American Funds, was consolidated into U.S. Bancorp Piper Jaffray Asset Management, Inc.)



ADMINISTRATOR

U.S. BANK NATIONAL ASSOCIATION
601 Second Avenue South
Minneapolis, MN 55402



CUSTODIAN

U.S. BANK NATIONAL ASSOCIATION
180 East Fifth Street
St. Paul, Minnesota 55101



DISTRIBUTOR

SEI INVESTMENTS DISTRIBUTION CO.
1 Freedom Valley Drive
Oaks, Pennsylvania 19456



INDEPENDENT AUDITORS

ERNST & YOUNG LLP
1400 Pillsbury Center, 200 South Sixth Street
Minneapolis, Minnesota 55402



COUNSEL

DORSEY & WHITNEY LLP
220 South Sixth Street
Minneapolis, Minnesota 55402



--------------------------------------

FIRST AMERICAN FUNDS                                               PRSRT. STD.
c/o Fulfillment Agent, American Financial Printing, Inc.          U.S. POSTAGE
404 Industrial Boulevard, N.E.                                        PAID
Minneapolis, MN 55413                                           PERMIT NO. 26388
                                                                    MPLS, MN.

In an attempt to reduce shareholder costs and help eleiminate duplication, the funds will try to limit their mailing to one report for each address that lists one or more shareholders with the same last name. If you would like additional copies, please call Investor Services at 800-637-2548.

2026-01  5/2001
MMSAR